JUNE 2019

TAURIGA SCIENCES

TAURIGA SCIENCES INC. (SYMBOL: TAUG)

555 MADISON AVENUE
5TH FLOOR
NEW YORK, NY 10022

CORPORATE: TAURIGA.COM
E-COMMERCE: TAURIGUM.COM

(SYMBOL: OTCQB: TAUG)

TAURIGA SCIENCES

FULLY REPORTING
U.S. BASED PUBLIC COMPANY

RECENT STOCK PRICE: $0.09

SHARES OUTSTANDING:
APPROX. 65,000,000

RECENT MARKET CAPITALIZATION:
$5,800,000

STRONG BALANCE SHEET

RECEIVED A ONE-TIME $2,000,000+
NON-DILUTIVE CASH SETTLEMENT
DURING NOVEMBER 2017

MEET THE TEAM

MR. SETH M. SHAW
CHAIRMAN & CEO

MR. KEVIN P. LACEY
CFO

DR. DAVID L. WOLITZKY
INDEPENDENT DIRECTOR

MR. THOMAS J. GRAHAM
INDEPENDENT DIRECTOR



TAURIGA SCIENCES

OUR STORY

Tauriga Sciences, Inc. (TAUG) is a revenue-generating Company that operates through the development, distribution and licensing of proprietary products as well as the evaluation of potential acquisition opportunities. One such opportunity on which the Company has acted, involves the Company has entered into the cannabidiol (or "CBD") infused chewing gum product business, as more fully described above and in prior press releases. This CBD infused chewing gum product has been branded under the following name: Tauri-Gum™. See also our periodic reports filed by us with the SEC for a more complete description of our business and material agreements that we have entered into. Further, the Company continues to identify and evaluate additional potential opportunities to generate revenue, as well as shareholder value, and leverage its resources and expertise to build a diversified and sustainable business model.

Please visit our corporate website at Tauriga.com.

In addition, on March 11, 2019, the Company announced the official launch of its E-Commerce site - as part of its Tauri-Gum™ commercialization strategy. Learn more at Taurigum.com


CBD INFUSED
TAURI-GUM
CBD INFUSED
TAURI-GUM
BECOME ONE WITH NATURE
MINT

TAURI-GUM™ CBD INFUSED CHEWING GUM

80 MG

CBD Isolate per Blister Pack

8 PIECES

of chewing gum per pack

UNIQUE

Dedicated GS1 Barcode

TAMPER PROOF

Foil Blister Pack Format

* Expiration Date (Initial 4 Production Runs): February 28, 2021

TAURI-GUM™
CBD INFUSED CHEWING GUM



Introducing
TAURI-GUM
CBD INFUSED GUM • 10 MG/ PIECE
A proprietary CBD infused gum for fast acting oral absorption without pills or oils. TAURI-GUM is the new and effective way to ingest CBD. Become one with nature today!
8 Piece Blister Packs
MSRP: $15.99/Pack
The Magic is in the
Method
TAURI-GUM is a preferred delivery method with 10mg of CBD in each minty piece for fast absorption without pills or messy oils.
TAURI-GUM
Delivers
Retail Box w/10 Blister Packs
10 mg CBD per piece • Maximum sublingual absorption • Fast acting & refreshing • Tasty mint flavor • Certified Kosher• Drug Test Safe • Vegan • Gluten Free • Non GMO • No THC (lab verified) • Legal to sell in 50 states • Patented Manufacturing Process • 100% Made in the USA
TAURIGUM.com



KOSHER CERTIFIED
STAR-K CERTIFICATION AND VEGAN

TAURIGA
SCIENCES


STAR-K KOSHER CERTIFICATION


Made in the USA | Allergen-Free | Gluten-Free | Non-GMO | Vegan
K
PAREVE
V
VEGAN
CBD - INFUSED
SUPPLEMENT CHEWING GUM
TAURI-GUM
BECOME ONE WITH NATURE
MINT
8
GUM
TABLETS
80 MG


Vegan

TAURI-GUM™
RETAIL DISPLAY BOX

TAURIGA SCIENCES


TAURI-GUM
CBD INFUSED
HEMPTRANCE
7 Amazing Flavors
Variety Pack
Newport
MINT

* Each contains 10 blister packs (total of 80 pieces of gum)

* Integrated Counter Display Feature

* Unique Dedicated GS1 Barcode

2019 DISTRIBUTION AGREEMENT AND CUSTOMERS

TAURIGA SCIENCES

April 1 -- New York City Distribution Agreement with Major Ice Cream Distribution Company that operates as a Direct Store Delivery ("DSD") Provider. Generates well over $100,000,000 in annual revenue

April 10 -- South Florida Distribution Agreement with well established Medical Practice Management Firm. Focuses on Chiropractors, Orthopedists, and Pharmacy Chains.

April 30 -- New Jersey Distribution Agreement -- With diversified Spirits and Beverages Distribution Company

CUSTOMERS

March 11 -- Company launched its E-Commerce Site (www.taurigum.com). PayPal and Credit Cards BOTH ACCEPTED for payment.

March 15 -- Company Receives $54,000 Initial Purchase Order for 6,000 Blister Packs (Payment Received by Company on March 25, 2019)

VARIOUS -- Gas Stations and Convenient Stores -- Multiple Customers and Continual Re-Orders

THREE FLAVORS OF TAURI-GUM



MINT - Already being manufactured (35,000 Blister Packs Manufactured)

BLOOD ORANGE (Coming Soon!!!!!) All Natural Flavor

POMEGRANATE (Coming Soon!!!!!) All Natural Flavor


Made in the USA | Allergen-Free | Gluten-Free | Non-GMO | Vegan
K
PAREVE
V
VEGAN
NATURAL FLAVOR
CBD - INFUSED
SUPPLEMENT CHEWING GUM
TAURI-GUM
BECOME ONE WITH NATURE
BLOOD ORANGE
8 GUM TABLETS 60 MG
TAURI-GUM
CBD - INFUSED

BLOOD ORANGE TAURI-GUM NOW IN PRODUCTION

ALL NATURAL FLAVOR

DISTINCT GS1 BARCODES FOR BOTH BLISTER PACKS & RETAIL BOXES

AIRPORT VERSION


CBD INFUSED
TAURI-GUM

The Company announced on April 9, 2019 that it is developing a special miniaturized version of Tauri-Gum™ for sale at airport retail stores.

The Company envisions this Airport version consisting of a miniaturized blister pack (containing three pieces of its CBD Infused gum), with an anticipated retail price of $6.99 per unit.

The Company believes that the airport market segment represents a potentially lucrative opportunity for the Company because of the well-known benefits of chewing gum while flying on airplanes.

The act of chewing gum (any type of gum) equalizes the air pressure in the middle ear, thereby helping to alleviate the intensity of headaches and ear related discomfort (often experienced by air travelers).

TRADEMARKS

The Company Owns the following or has filed for the Following 3 Trademarks

USPTO TRADEMARKS:

December 2018 -- TAURI-GUM

SERIAL # 88226543
INTERNATIONAL CLASS: 005
IDENTIFICATION: Medicated Chewing Gum; Specifically Cannabis/CBD Infused Chewing Gum
FILING BASIS: Section 1(b)
DATE SIGNED: December 12, 2018

April 2019 -- TAURI-GUMMI

April 2019 -- TAURI-GUMMIES

PATENTED MANUFACTURING PROCESS

Tauri-Gum™is Manufactured through a Patented (Proprietary) Manufacturing Process

Patent # 9,744,128

Titled: "Method for manufacturing medicated chewing gum without cooling"

ABSTRACT:

An improved method for manufacture of chewing gums containing active ingredient(s) that preserves the efficacy of the active ingredient(s) by avoiding exposure to high heat and extreme cold during milling that can otherwise degrade the active's efficacy. A chewing gum base is used, along with one or more therapeutically-active ingredients, one or more sweeteners (alcohol-based and/or natural), and one or more flavorings and optional flavor modifiers. The method generally comprises heating the gum base in ovens to melt the gum base. Separately, the active ingredient(s), sweeteners and flavorings are combined in a mixer. The melted gum base is added to the mixer and cools to produce a particulate mixture. As mixing continues the mass cools to room temperature and forms granular pieces. The granular pieces are ground into a powder at room temperature, mixed at room temperature with tableting excipients, and tableted. Several variations on the foregoing are also described.

Expiration of Patent: Year - 2035


CBD INFUSED
SUPPLEMENT
CHEWING GUM
TAURI-GUM
BECOME ONE WITH NATURE
BY: TAURIGA SCIENCES, Inc.
MINT
8
GUM
TABLETS
80 MG

ALTERNATE VERSION OF BLISTER PACK DESIGN

Tauriga has created an alternative version of its graphic design & artwork ("design") for its Tauri-GumTM blister pack.

This alternative version is largely defined by the removal of the Cannabis Leaf from the existing blister pack design.

Concerning its Mint flavor Tauri-GumTM blister pack, the Company's digital artist has replaced the Cannabis Leaf with a green Mint Leaf.

The Company believes that its recent decision to create an alternative version of its blister pack design, is an important step towards the meaningful expansion of its potential customer base.

NEW POTENTIAL CBD INFUSED EDIBLE PRODUCT BEING CONTEMPLATED

TAURIGA SCIENCES

BlowPops

Lollipops with

Tauri-Gum™

inside center



Gummies • Chocolates • Other types of Functional Chewing Gums • Strips • Mints • Coffee • Tea


TAURIGA SCIENCES
CBD INFUSED
TAURI-GUM
TAURIGA

ARTIST RENDITION OF FUTURE POINT OF SALE DISPLAY

TAURI-GUM

LEGAL ANALYSIS AND CONFIRMATION LETTER

$3,000,000 total product liability coverage for Tauri-Gum

OBTAINED ON MARCH 24, 2019

FROM PREEMINENT LAW FIRM IN CBD SECTOR

Please See Below Excerpt (Paragraph # 2, Page # 13, of Legal Analysis Letter):

"Notwithstanding the above-referenced ambiguities, given the analysis above of both 2018 Farm Bill and 2014 Farm Bill . . . Thus, to the extent, Tauriga uses Hemp, or derivatives therefrom, cultivated in accordance with such a Regulatory scheme . . . Tauriga's business plan and business model appears entitled to the protections afforded under the 2018 Farm Bill, the 2014 Farm Bill, the Spending Bill, and as confirmed by the Amicus Brief."

THANK YOU

TAURIGA SCIENCES INC.
(SYMBOL: TAUG)
SSHAW@TAURIGA.COM

@TAURI_GUM